UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): April 13, 2016

Westamerica Bancorporation

(Exact name of registrant as specified in its charter)

California	001-09383	94-2156203
(State or other jurisdiction of incorporation)	(Commission File No.)	(IRS Employer Identification Number)

1108 Fifth Avenue San Rafael, California		94901
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (707) 863-6000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events

Westamerica Bancorporation (Nasdaq: WABC) provides information Management deems relevant in interpreting a recently issued equity research report.

A Morgan Stanley Midcap Banks equity research report dated April 12, 2016, CRE Deterioration and Energy Reserve Build are Key Themes to Watch at the Banks into 1Q16, stated in the third paragraph “The banks with the greatest exposure to CRE/multi-family include ……. WABC (42%)”.

While Westamerica Bancorporation’s commercial real estate loans did represent 42 percent of its loan portfolio at December 31, 2015, the Company’s loan portfolio represents 35 percent of total earning assets, loans and investment securities (collectively “credit extended”). Given commercial real estate loans represent only 14 percent of credit extended, Management believes investors should view the Company’s commercial real estate loan exposure to be below industry average. The Company’s sole subsidiary bank, Westamerica Bank, is the only entity in the Company’s consolidated group which extends loans. Based on the FFIEC’s Uniform Bank Performance Report, Westamerica Bank’s loan portfolio representation within its total asset base is lower than 97 percent of our peers. Investors can view the Uniform Bank Performance Report (“UBPR”) in the public domain at:

https://cdr.ffiec.gov/public/Reports/UbprReport.aspx?rptCycleIds=86,81,76,72,67&rptid=283&idrssd=697763&peerGroupType=&supplemental=

Westamerica Bancorporation Management has managed its loan portfolio in a manner to reduce several risks perceived to exist in the current operating environment, an elongated economic recovery with historically low interest rates.

  Management has avoided originating long-dated loans with fixed interest rates, primarily commercial real estate loans, in order to reduce its exposure to interest rate risk in a period of rising interest rates. During a period of rising interest rates, long-dated loans with fixed interest rates will not provide rising interest income while at the same time interest expense would likely rise as deposit customers expect to be paid higher interest rates.

  Management has consistently applied conservative loan underwriting practices. Management has not compromised on underwriting terms such as loan-to-collateral values, cash flow to debt service ratios, and loan durations relative to commercial business cycles or to expected economic lives of real property. In Management’s opinion, following conservative loan underwriting practices reduces credit risk in the loan portfolio.

Management has also managed the Company’s investment securities portfolio in a manner to manage risk in the current operating environment.

  The duration of the investment securities portfolio has been reduced to provide flexibility to re-invest higher levels of liquidity at higher yields during a period of rising interest rates.

  Floating rate securities have been added to the investment portfolio to provide rising interest income as short-term interest rates rise.

Management has managed its funding base to reduce interest rate risk and liquidity risk.

  Management has reduced high-costing non-customer related debt to zero. The short-term borrowed funds on the Company’s December 31, 2015 balance sheet are exclusively repurchase agreements with deposit customers.

  Management has maintained a long-term strategy of increasing lower-costing checking and savings accounts and reducing higher-costing certificates of deposit. At December 31, 2015, certificate of deposits represented only six percent of total deposits. Management’s non-reliance on certificates of deposit as a funding source reduces the risk rising interest rates will cause the Company’s interest expense to rise considerably during a period of rising interest rates. Liquidity risk is also reduced with limited exposure to certificates of deposit as the Company is less exposed to disintermediation as depositors move their funds to institutions offering higher interest rates on certificates of deposit, money market funds or similar financial products.

Management believes the Company’s balance sheet has a low-risk profile. The Company’s net income as a percentage of shareholders’ equity, commonly referred to as return on shareholders’ common equity, was 11.32 percent for 2015. Westamerica Bank generated a return on shareholder’s equity of 12.23 percent for 2015, placing its profitability above 81 percent of its peers (per the UBPR).

Westamerica Bancorporation has increased its annual dividend to common shareholders every year since 1989.

FORWARD-LOOKING INFORMATION:

The following appears in accordance with the Private Securities Litigation Reform Act of 1995:

This Form 8-K may contain forward-looking statements about the Company, including descriptions of plans or objectives of its management for future operations, products or services, and forecasts of its revenues, earnings or other measures of economic performance. Forward-looking statements can be identified by the fact that they do not relate strictly to historical or current facts. They often include the words "believe," "expect," "anticipate," "intend," "plan," "estimate," or words of similar meaning, or future or conditional verbs such as "will," "would," "should," "could," or "may."

Forward-looking statements, by their nature, are subject to risks and uncertainties. A number of factors — many of which are beyond the Company's control — could cause actual conditions, events or results to differ significantly from those described in the forward-looking statements. The Company's most recent reports filed with the Securities and Exchange Commission, including the annual report for the year ended December 31, 2015 filed on Form 10-K and quarterly report for the quarter ended September 30, 2015 filed on Form 10-Q, describe some of these factors, including certain credit, interest rate, operational, liquidity and market risks associated with the Company's business and operations. Other factors described in these reports include changes in business and economic conditions, competition, fiscal and monetary policies, disintermediation, legislation including the Dodd-Frank Wall Street Reform and Consumer Protection Act of 2011, the Sarbanes-Oxley Act of 2002 and the Gramm-Leach-Bliley Act of 1999, and mergers and acquisitions.

Forward-looking statements speak only as of the date they are made. The Company does not undertake to update forward-looking statements to reflect circumstances or events that occur after the date forward looking statements are made.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: April 13, 2016	WESTAMERICA BANCORPORATION
(Registrant)

	By:	/s/ John “Robert” Thorson
John “Robert” Thorson
Senior Vice President and Chief Financial Officer